Description of Business	6 Months Ended
Jun. 30, 2023
Accounting Policies [Abstract]
Description of Business

NOTE 1 – DESCRIPTION OF BUSINESS

Navios Maritime Partners L.P. (“Navios Partners” or the “Company”), is an international owner and operator of dry cargo and tanker vessels, formed on August 7, 2007 under the laws of the Republic of the Marshall Islands. The Company’s general partner is Olympos Maritime Ltd. (the “General Partner”) (see Note 12 – Transactions with related parties and affiliates).

Navios Partners is engaged in the seaborne transportation services of a wide range of liquid and dry cargo commodities including crude oil, refined petroleum, chemicals, iron ore, coal, grain, fertilizer and also containers, chartering its vessels under short, medium and longer-term charters. The operations of Navios Partners are managed by Navios Shipmanagement Inc., (the “Manager”) and Navios Tankers Management Inc. (“Tankers Manager” and together with the Manager, the “Managers”) which are entities affiliated with the Company’s Chairwoman and Chief Executive Officer (see Note 12 – Transactions with related parties and affiliates).

As of June 30, 2023, there were 30,184,388 outstanding common units and 622,296 general partnership units. As of June 30, 2023, Navios Maritime Holdings Inc. (“Navios Holdings”) owned an approximately 10.3% ownership interest in Navios Partners and the General Partner held an approximately 2.0% ownership interest in Navios Partners based on all outstanding common units and general partnership units.